T. Rowe Price U.S. Large-Cap Core Fund

Supplement to Prospectus Dated May 1, 2020

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2022, Jeff Rottinghaus will step down as portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee. Shawn T. Driscoll will succeed Mr. Rottinghaus as portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee. Mr. Driscoll joined T. Rowe Price in 2006.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2022, Jeff Rottinghaus will step down as portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee. Shawn T. Driscoll will succeed Mr. Rottinghaus as portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee. Mr. Driscoll joined T. Rowe Price in 2006 and his investment experience dates from 2003. He has served as a portfolio manager with the Firm throughout the past five years.

The date of this supplement is March 31, 2021.

F190-042 3/31/21